UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2006
EMERGENCY MEDICAL SERVICES CORPORATION
EMERGENCY MEDICAL SERVICES L.P.
(Exact name of each registrant as specified in its charter)

Delaware	001-32701 333-127115	20-3738384 20-2076535

(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado (Address of principal executive offices)	80111 (Zip Code)
(303) 495-1200
(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events.
Exchange Offer
     On January 10, 2006, two subsidiaries of EMSC, AMR HoldCo, Inc. and EmCare HoldCo, Inc., completed an exchange offer in which they issued $250,000,000 aggregate principal amount of 10% Senior Subordinated Notes Due 2015 registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-4 (File No. 333-128925) which was declared effective on December 7, 2005, in exchange for $250,000,000 aggregate principal amount of their outstanding 10% Senior Subordinated Notes Due 2015, originally issued on February 10, 2005 pursuant to Rule 144A of the Securities Act of 1933.
Initial Public Offering — Use of Proceeds
     From December 21, 2005, the closing date of the initial public offering of the class A common stock of EMSC, through January 10, 2006, approximately $100.5 million of the $105.5 million of net proceeds (after deducting the underwriting discounts and commissions) from the offering were used by EMSC as follows:
     (a) approximately $99.1 million was used to purchase partnership interests in its subsidiary, Emergency Medical Services L.P., which in turn used the proceeds of the sale of such partnership interests to repay approximately $99.1 million of the $350.0 million outstanding under the term loan portion of EMSC’s senior secured credit facility and
     (b) $1.4 million was used to pay expenses related to the offering.
EMSC intends to use the remaining $4.9 million of net proceeds to pay the outstanding expenses related to the initial public offering and for working capital.
Investor Event
     EMSC announced that it is participating in the JPMorgan 24th Annual Healthcare Conference on January 11, 2006. The presentation will be available on the EMSC website at www.emsc.net on the Investor Relations page. A copy of the press release announcing that participation is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
*    *    *
     The information furnished under this Item 8.01 shall not be deemed to constitute an admission that such information is required to be furnished by Regulation FD or that such information contains material information that is not otherwise publicly available.
Section 9 — Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.
(c)          Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release of Emergency Medical Services Corporation announcing investor event, dated January 11, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION (Registrant)
January 11, 2006	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P. (Registrant)
By:	Emergency Medical Services Corporation,
its General Partner

January 11, 2006	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel